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                                                                    EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Abington Bancorp, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 17, 1997 (and, with respect to other information, January 31, 1997) included in this Form 10-K, into Abington Bancorp, Inc.'s previously filed Registration Statement on Form S-3, File No. 333-20915, and Registration Statement on Form S-8, File No. 333-20961.


                                                    /s/ ARTHUR ANDERSON LLP
                                                    ------------------------
                                                    ARTHUR ANDERSON LLP


Boston, Massachusetts
March 28, 1997